EXHIBIT 32.1

Certification of the Chief Executive Officer Pursuant to

18 U.S.C. Section 1350

In connection with the Quarterly Report of Suburban Propane Partners, L.P. (the “Partnership”) on Form 10-Q for the period ended December 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark A. Alexander, Chief Executive Officer of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ MARK A. ALEXANDER
Mark A. Alexander Chief Executive Officer February 7, 2008